UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-56008	90-1139372
(Commission File Number)	(IRS Employer Identification No.)

2735 E. Parleys Way, Suite 205, Salt Lake City, Utah	84109
(principal executive offices)	(Zip Code)

+1 (888) 407-9761
(registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PRED	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 - Entry into a Material Definitive Agreement

>On December 30, 2021, Predictive Technology Group, Inc.(“Predictive”), a corporation incorporated and existing under the laws of Nevada (traded in the OTC Market under the symbol “PRED”) entered into a binding term sheet (the “Agreement”) with Healthtech Solutions, Inc. (“Healthtech”), a company incorporated under the laws of Utah. Under the terms of the Agreement, Predictive has agreed to sell to Healthtech its wound care related assets owned primarily by Predictive Biotech, Inc. (a wholly owned subsidiary of Predictive). In consideration for these assets, among other things, Healthtech will create a company to commercialize the wound care assets, and Predictive will receive a thirty percent (30%) ownership interest in that company. Healthtech will provide operating capital to the newly formed company and to Predictive Biotech. In addition, Healthtech has agreed to make loans to Predictive in the approximate amount of $500,000 upon the achievement of certain benchmarks, including the mutual execution of a formal purchase agreement for the wound care assets. Under the Agreement Predictive will also receive an initial 20% royalty on the gross margin earned from the sale of wound care products to specified accounts (Refer to Exhibit 10.1 attached)

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for Predictive’s business and operations and involve a number of risks. Predictive’s forward-looking statements in this report are made as of the date hereof and Predictive disclaims any duty to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise.  In connection with the “safe harbor”  provision of the Private Securities Litigation Reform Act of 1995, any forward looking statements contained herein, including actual events or results may differ materially from those contained in these forward-looking statements. Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of Predictive to meet loan benchmarks; unanticipated or unfavorable regulatory matters; and other risk factors as discussed in Predictive’s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

a. Financial statements

Not applicable.

d. Exhibits

Number	Description
10.1	Acquisition Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2022	PREDICTIVE TECHNOLOGY GROUP, INC.

By /s/ Bradley Robinson
Chief Executive Officer